EXHIBIT 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ePlus inc. on Form 10-Q for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Phillip G. Norton and Steven J. Mencarini, Chief Executive Officer and Chief Financial Officer, respectively, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to our best knowledge and belief:

        (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (b) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of ePlus inc.

Dated: November 6, 2007

/s/ PHILLIP G. NORTON
Phillip G. Norton
President and Chief Executive Officer

/s/ STEVEN J. MENCARINI
Steven J. Mencarini
Chief Financial Officer